Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22B

SECOND AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SECOND AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

I. TECHNET THROUGH APPLE ENVIRONMENT

1.

CSG has enhanced its CSG TechNet® Product to provide functionality now available for the Product on Apple devices (iOS). CSG and Customer agree to amend the Agreement to reflect such enhanced functionality. Therefore, Exhibit B-1, entitled “Enterprise Products,” of the Agreement is amended to add the following:

TechNet iOS

2.

CSG and Customer further agree to amend and restate the Product Description set forth in Exhibit B-1 for CSG TechNet® by deleting the current description in its entirety and replacing it with the following:

Product Description:

CSG TechNet ® enables technicians to access jobs/work orders and account information through wireless devices (including large screen devices such as laptops) to manage and complete jobs without calling dispatch. Text messaging functionality allows tech-to-tech and tech-to-dispatch communication and provides technicians with alerts that may affect their scheduled appointments. TechNet includes equipment capabilities, allowing techs to update inventory real time when equipment is removed, added or swapped.

TechNet iOS is an application that runs on the iOS device that includes all the standard features available within CSG TechNet® and is designed to leverage enhanced functionality within the operating system on Apple devices (iOS) through direct integration with the iOS Safari browser. This application is designed to operate on Apple iOS devices only per current iOS versions as defined in CSG’s designated environment guide. This application will need to be downloaded and installed on the iOS device. In addition, CSG hereby grants Customer ownership rights to the archive file created using the Customer’s certificate received from Apple, which shall not include any CSG Intellectual Property created or used in the development of the archive file. Customer further agrees that it shall not enforce any ownership rights granted in the foregoing sentence against CSG or any other CSG customer.

Apple deployment method and implementation is as outlined and provided in SOW #2502990, TechNet to Customer Apple Developer Application Archive Library. Customer will provide an annual Apple Push Notification certificate update to CSG. Upon receipt of an annual Apple Push Notification certificate update from Customer, CSG will add the update to Customer’s production configuration. Upon an identified application change, CSG will publish a new application.

Configurable TechNet features specific to this TechNet iOS application include:

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EXHIBIT 10.22B

—	Audible Alerts – leverages Apple’s Push Notification Service for audible alerts which also enables alerts when the device is in battery saving mode (black screen).

—	Bar Code Scanning – enables scanning if the device has a bar code scanning application installed.

—	Credit Card Scanning – magnetic card reader functionality available when headphone jack scanning device (third-party optional device) is present.

—	Jump out URL – enables the ability to link to external web-based applications from within CSG TechNet and provides the user option to seamlessly link back to TechNet.

3.	CSG and Customer agree that Customer’s use and deployment of the TechNet iOS is contingent upon Customer’s agreement to the following additional terms of use:

a)	The License for use TechNet iOS is non-transferable and subject to and governed by the Usage Rules set forth in the App Store Terms of Service.

b)	The License granted pursuant to the terms of the Agreement is between CSG and Customer and not Apple.

c)

Customer agrees that CSG, not Apple, shall be solely responsible for any claims related to Customer’s possession and/or use of the TechNet iOS and that Apple has no obligation to furnish maintenance and support services with respect to the TechNet iOS.

d)	Customer acknowledges that Apple and Apple’s subsidiaries are third party beneficiaries of the license terms of the TechNet iOS.

e)

Customer represents and warrants that it is not located in a country subject to a U.S. Government embargo, or that has been designated by the U.S. Government as a “terrorist supporting” country; and Customer is not listed on any U.S. Government list of prohibited or restricted parties.

II. CSG WORKFORCE EXPRESS®-XFINITY HOME NATIONAL DISPATCH CENTER AND CAPACITY PLANNING

1.

Customer desires to use, and CSG agrees to provide, a standalone instance of CSG Workforce Express® (“WFX”) for use in Customer’s Xfinity Home National Dispatch Center (“NDC”) for the purpose of providing Customer with field management capabilities for in-home consultations by its Xfinity Home Direct Sales Representatives (“DSR”). CSG shall provide an implementation of **** *** fulfillment centers (“FC”) to support all Connected Subscribers in Customer markets processed by CSG’s ACP platform and an additional *** *** FCs to support all markets processed by another Customer billing system other than CSG’s ACP platform (“CSG WFX for Xfinity Home NDC in non-CSG ACP platform markets”). The use of WFX for Xfinity Home NDC for CSG markets shall be in accordance with the terms defined in the Agreement. The use of WFX for Xfinity Home in another Customer billing market shall be in accordance with the terms of this Amendment.

2.

Customer desires to use, and CSG agrees to provide, CSG Workforce Express® (“WFX”) Capacity Planning (“WFX Capacity Planning”) in accordance with the terms of this Amendment. CSG and Customer agree that CSG will provide an initial implementation of WFX Capacity Planning into the **** *** Customer fulfillment centers (“FC”) to support the CSG markets in a standalone instance of WFX for the Xfinity Home NDC. Implementation shall occur in Customer’s production environment, as directed by Customer, for a ***** ****** ** ****** **** **** (the “Trial Period”) pursuant to the terms and conditions provided in the WFX Capacity Planning Statement of Work under CSG #2502358 (“WFX Capacity Planning SOW”). Within ******* **** **** prior to the successful completion of the Trial Period, as provided in the WFX Capacity Planning SOW, Customer shall provide written notice (email shall constitute written notice) to CSG of either (i) its acceptance of WFX Capacity Planning for Customer’s continued use, or (ii) discontinuance of Customer’s use of WFX Capacity Planning at the completion of the Trial Period. In the event CSG does not receive notice from Customer of its acceptance or discontinuance of use of WFX Capacity Planning provided for in this Subsection 2 of this Section II., the Parties agree CSG shall consider that the trial has been deemed accepted by Customer.

3.

Upon Customer’s acceptance of WFX Capacity Planning pursuant to Subsection 2 above of Section II., and upon Customer’s request, WFX Capacity Planning will be implemented into additional FCs of Customer pursuant to the terms and conditions of a mutually agreed upon Statement of Work between the Parties. Accordingly, Exhibit B-1, Enterprise Products, is hereby amended as follows:

a)	Schedule B-1, “Enterprise Products,” is amended to add the following to the list of Product Names:

CSG Workforces Express® (WFX) Capacity Planning

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*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22B

b)	Additionally, Exhibit B-1, Enterprise Products, of the Agreement shall be further amended by adding CSG Workforce Express® (WFX) Capacity Planning to “Product Descriptions” as follows:

“CSG Workforce Express® (“WFX”) Capacity Planning. CSG Workforce Express® (“WFX”) Capacity Planning (“WFX Capacity Planning”) is an enhancement to WFX that will effectively manage and monitor management of Customer’s technical field resources for scheduling Subscriber-requested service calls by providing integration from WFX to CCS®. WFX Capacity Planning has the ability to provide automation, intelligent guidance and recommendations to allocate field resource capacity and make adjustments as necessary to meet operational demands (promotional campaigns, time to install/repair, regulatory) and other business factors.”

4.

Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, CSG Licensed Products, Section I. Product installation and other associated items, Subsection A., Product installation and other associated items, Subsection 8., Workforce Management, shall be amended to add a new Subsection j) to include the fees set forth below for WFX for Xfinity Home National Dispatch Centers in non-CSG ACP platform markets described in this Amendment.

Description of Item/Unit of Measure		Frequency	Fee
j)WFX for Xfinity Home National Dispatch Centers in non-CSG ACP platform markets
—	Implementation Fee, per *********** ****** **** ***** ***	*** *******		*****
—	******* Support Fee (***** ***) (**** **) (**** **)	*******	$	*********

Note 11: Implementation of WFX for Xfinity Home National Dispatch Center in non-CSG ACP platform markets shall be set forth in a mutually agreed upon Statement of Work.

Note 12: The ******* Support Fee is a ***** fee that provides right to use and support services for the *** *** fulfillment centers established in the standalone instance of WFX in the Xfinity Home National Dispatch Center for non-CSG billing markets. Invoicing for such ******* Support Fee shall not commence until the ****** 2013 billing cycle.

Note 13: Should Customer agree to extend the use of WFX across its remaining enterprise not currently processed by CSG’s ACP platform, per the terms set forth in Section 4 of the Agreement, the Parties agree that ******* Support Fee for WFX for Xfinity Home National Dispatch Center in non-CSG ACP platform markets shall be superseded by the Monthly Workforce Management Enterprise fee. As of the effective date of such agreement, the Parties shall work in good faith to define *** *** ***** ************* ** *** Monthly Support Fee for *** *** ******* **** ******** ******** ****** ** ******* *** ******** ******* ***** ** ******* ** * ******** amount of *** **** *********** ** *** ******* ********* ********** ********** ***.

5.

Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, CSG Licensed Products, Section I. Product installation and other associated items, Subsection A., Product installation and other associated items, Subsection 8., Workforce Management, shall be amended to add a new subsection k) to include the fees set forth below for WFX Capacity Planning described in this Amendment.

Description of Item/Unit of Measure		Frequency	Fee
k)WFX Capacity Planning
—	Implementation Fee, *** *********** ****** **** (**** **) (**** **) (**** **)	*** *******		*****
—	******* Support Fee (*** ********* ******* **** **********) (**** **)	*******	$	******
—	******* Support Fee (******* *** ** ** ******* *** *****)	*******	$	********

Note 14: Implementation of WFX Capacity Planning shall be set forth in a mutually agreed upon Statement of Work.

Note 15: The initial implementation for the Trial Period will include **** *** FC and *** *** training session at *** *** Customer location to be conducted during the Trial Period.

Note 16: If requested by Customer, CSG shall implement additional FCs, which will include *** *** training session at *** *** Customer location, as set forth in an agreed upon Statement of Work or a Change Order to the Statement of Work referenced in Note 14 above.

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*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22B

Note 17: The ******* Support Fee shall commence the first day following conclusion of the Trial Period, as defined in the Statement of Work referenced in Note 14 above. The number of Connected Xfinity Home Subscribers shall be identified as an ****** **** ******** ********** ** *** ********** ****** **** *** ****** ******** ****** ** *** **** ********** *** ** * ********** *****.

6.	All fees set forth in this Amendment are subject to annual fee adjustment pursuant to Section 5.4 of the Agreement.

III. ******* SERVICE ALERT

1.

Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a solution that will alert a Customer Account Executive of Customer when a subscriber is in a location which is serviceable by Customer’s vendor, *******.

2.	Therefore, Schedule F, Fees, CSG Service, sub-section II. Interfaces shall be amended to add a new Section D. entitled “******* Service Alert,” as follows:

D. ******* Service Alert Solution

Description of Item/Unit of Measure	Frequency	Fee
1. Production Support and Maintenance Fee (**** *) (**** *) (**** *)	******	$	*********
2. Hosting Fee (**** *)	*******	$	******

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2: Production Support will commence after the deployment of ******* Service Alert Solution to production. Production Support is limited to ********** (**) ***** per year. Additional fees will be charged for ***** exceeding this annual limit and will be set forth in a separate Statement of Work or Letter of Authorization.

Note 3: The ****** Production Support and Maintenance fee covers post deployment support, including answering functional questions and resolving Customer reported concerns, CSG operating support and operating systems software licensing. CSG will be responsible for resolution of ******* Service Alert Solution defects. Future enhancement and changes to the solution will be set forth in a mutually agreeable Statement of Work. Future enhancements may include, but are not limited to, changing the solution to operate with systems other than ACSR®. Production Support and Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the ******* Service Alert Solution required by the use of new features, functions, products, or substantive configuration changes.

Note 4: If Customer ceases to use the ******* Service Alert solution the production support *** ** *** ******** upon Customer’s written request (email notification will suffice).

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

Note 5: CSG will host the ******* Service Alert solution on its servers and provide *** (*) ******* ******** to run the solution. Customer may cancel the CSG hosting option by providing CSG no less than ****** (**) **** written notice (email notification will suffice).

IV. EXTEND CSG WORKFORCE MANAGEMENT® ACROSS ENTERPRISE

WHEREAS, pursuant to the terms and conditions outlined in Article 4 of the Agreement, the CSG and Customer desire to enter into an agreement to extend CSG Workforce Management® capabilities across those divisions or markets not currently processed by CSG (“Customer’s Remaining Enterprise”); and

WHEREAS , Customer currently pays CSG $****** per ********* ********** per ***** for Workforce Management maintenance and $****** per ********* ********** per ***** for Workforce Management operations, per Schedule F of the Agreement, “FEES,” section entitled “CSG LICENSED PRODUCTS,” Section I.A.8.b) and c), respectively; and

WHEREAS, CSG agrees to provide Workforce Management capabilities across Customer’s Remaining Enterprise for the fixed “Monthly Workforce Management Enterprise Fee” as defined in Subsection 1. Below of Section IV.

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*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22B

NOW, THEREFORE, CSG and Customer hereby agree to the following as of the Effective Date:

1.

Pursuant to the Agreement, Customer hereby accepts CSG’s offer to extend CSG Workforce Management® capabilities across Customer’s Remaining Enterprise as defined in Article 4 of the Agreement, and Customer agrees to the pricing as provided in Subsection 2 of Section IV. of this Amendment for enterprise Workforce Management (which, for purposes of the Agreement and this Amendment, shall be referred to as the “******* Workforce Management Enterprise Fee”). CSG and Customer agree that **** *** **** shall be the date of Customer’s election to extend Workforce Management capabilities across Customer’s Remaining Enterprise pursuant to the terms and conditions of Section 4.1 of the Agreement and this amendment shall serve as Customer’s notice to CSG of such election. As a result, the Workforce Management capabilities and related fees shall be for the Customer subscriber base as of **** *** ****, including any natural growth, but excluding any additional subscribers as a result of subsequently acquired or controlled entities, permitted entities or Affiliates as described in Section 1.6 of the Agreement as they may be subject to additional fees.

2.	******* Workforce Management Enterprise Fee

2.1

Pursuant to the terms and conditions of Section 4.2 of the Agreement, the ******* Workforce Management Enterprise Fee shall be calculated as set forth in this Subsection 2.1 of Section IV of this Amendment. All fees and Connected Subscriber values are valid as of the Effective Date of this Amendment:

The ******* per ********* ********** fee for Workforce Management maintenance as of the Effective Date ********** by ****, multiplied ** *** ****** ** ********* *********** ** **** *** ****; ****

The ******* per ********* ********** fee for Workforce Management operations as of the Effective Date ********** by ****, ********** ** *** ****** ** ********* *********** ** **** *** ****.

The actual number of Connected Subscribers on **** *** **** ** **********.

Using the above formula, CSG and Customer agree that the ******* Workforce Management Enterprise Fee shall be equal to the *** ** (*) and (*) calculated as follows:

(A)—******* Workforce Management Enterprise maintenance fee = (****** * **** * ********** ) = $**********

(B)—******* Workforce Management Enterprise operations fee = ($****** * **** * ********** ) = $**********

(C)—Total ******* Management Enterprise Fee = (** + **) = $********** covering all of Customer’s enterprise as of **** *** ****.

2.2	********* the ******* Workforce Management Enterprise Fee

CSG and Customer agree that the value to be ******** shall be the ********** between the *** ** *** ******* Workforce Management maintenance and operation fees ******** ** *** ** ******** ****** *** **** **** processing ***** and the ******* Workforce Management Enterprise Fee provided in Subsection 2.1 above of Section IV. of this Amendment. The following identifies and calculates these figures by *********** (*) from (*):

(C)—***** Monthly Management Enterprise Fee = $********** covering all of Customer’s enterprise as of **** *** ****.

(D)—******* Workforce Management maintenance and operation fees ******** ** *** ** ******** ****** *** **** **** ********** ***** = $**********

(E) – Value to be ******** = *** * *** = $********* being the amount to prorate based on the implementation plan defined in the Statement of Work entered into between the Parties (CSG document number 2502531).

As a result, CSG and Customer agree to the following ******** ********* ******** of the ******* Workforce Management Enterprise Fee:

*** **** **********	$	*********
—***** **** **********
$*********
—**********************	$	*********
—********************	$	*********

Beginning in the **** **** ********** *****, CSG shall provide a ****** ******* to Customer equal to the value of (*); and in ********, CSG will ******** such amount by the value of (*) ******** based on the ********* schedule immediately preceding this sentence for the additional regions implemented. For clarification purposes, in the ******** processing *****, CSG shall provide a ****** ******* for the ******* Management Enterprise fee in the amount of $********** for each ***** thereafter in accordance with the terms of this Agreement. The payment terms shall be in accordance with the Agreement.

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22B

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3.

As a result, Schedule F of this Agreement, “FEES,” section entitled “CSG LICENSED PRODUCTS”, Section I.A.8 entitled “Workforce Management” shall be deleted and replaced with the following fee table. As a point of clarification, Note 6 is restated. All other “Notes” in Section I.A. are as set forth in the Agreement.

Description of Item/Unit of Measure	Frequency	Fee
8. Workforce Management
a) Workforce Management installation (**** *)(**** *)	*** *******		*****
b) Monthly Management Enterprise Fee (**** *)	*******	$	**********
c) RESERVEDd) Workforce Management (Citrix Web-Enabled) installation (*** ****) (**** *) (**** *)	*** *******	$	********
e) Workforce Management (Citrix Web-Enabled) facilities management (*** ****)********		$	********
f) Receipt Storage and Retrieval
— Setup	*** *******		** ******
— Receipt Storage and Retrieval Pricing (per *** of data stored per *****)	*******	$	******
g) GPS (handheld devices)
—* to *** Units (per **********)	*******	$	*******
—*** to ***** Units (per **********)	*******	$	*******
—***** and Greater Units (per **********)	*******	$	*******
h) CSG Workforce Express Vehicle Mounted GPS System Via Gateway (**** *) (**** *)i) GPS System Service Fee via Gateway (per ****) (******)
—* – ***** units	*******	$	*******
—***** – ***** units	*******	$	******
—***** – ****** units	*******	$	******
—******+ units	*******	$	******

Note 6: Includes *********** for CSG Workforce Management, CSG Workforce Management (Citrix web enabled), and CSG TechNet.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T. Ruble

Name: Peter Kiriacoulacos	Name: Joseph T. Ruble

Title: Executive Vice President & Chief Procurement Officer	Title: EVP, CAO & General Counsel

Date: 7-15-13	Date: 17, July 2013

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